FIRST AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT

     THIS AGREEMENT (the "Agreement") dated as of the 1st day of July, 1999, between FLEET BANK, N.A., with offices at 1125 Route 22 West, Bridgewater, New Jersey 08807 (the "Bank") and BARRINGER TECHNOLOGIES INC., a Delaware
corporation, with offices at 30 Technology Drive, Warren, New Jersey 07059 ("BTI" or "Borrower"), BARRINGER INSTRUMENTS INCORPORATED, a New Jersey corporation, with offices at 30 Technology Drive, Warren, New Jersey 07059 ("BII"), BARRINGER RESEARCH LIMITED, a Canadian corporation with offices at 1730 Aimes Boulevard, Mississauga, Ontario, Canada L4W IVI ("BRL"), and DIGIVISION, INC., a California corporation with offices at 4775 Viewridge Avenue, San Diego, California 92123.

                                   WITNESSETH:

     WHEREAS, Borrower executed and delivered a revolving credit note to Bank in the current principal sum not to exceed Five Million and 00/100 Dollars ($5,000,000) (the "Revolving Credit Line"); and

     WHEREAS, the advances under the Revolving Credit Line are made by Bank in accordance with and subject to the terms, covenants, conditions and provisions of the Revolving Credit Loan Agreement, dated as of March 13, 1998 (as further amended herein, the "Loan Agreement");

     WHEREAS, the terms of Loan Agreement provide that the Borrower may request advances under the Loan Agreement up to and until June 30, 1999 (the "Revolving Credit Termination Date"); and

     WHEREAS, Borrower has acquired Digivision, Inc., since the date of the Loan Agreement, and the Bank requires that Digivision, Inc., guaranty Borrower's obligations under the Revolving Credit Line and the Loan Agreement (together with all related documents, the "Loan Documents"); and

     WHEREAS, the Borrower and Bank have agreed to further amend the terms and conditions of the Loan Agreement upon the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereby agree as follows:

     1. Preamble. Each and every part of the preamble hereof is incorporated herein by reference as if set forth at length.

     2.   Amendment of Loan Agreement.

     a. The definition of Revolving Credit Termination Date is revised to June 28, 2000.

     b. The definition of "LIBOR Interest Rate" is revised to mean an interest rate based upon the LIBOR Rate, plus 1.50%.

     3. The definition of "Base Interest Rate" is revised to mean a variable interest rate equal to the Prime Rate, less 1 .0%.

     d.   Section 2.4 (Fees) is deleted and replaced with the following:

          Borrower shall pay an annual commitment fee to Lender on the Revolving Credit, which fee shall equal one-quarter of one percent (0.25%) of the Revolving Credit measured on a per annum basis and payable as of the end of each of Borrower's fiscal quarters.

     e.   Section 6.5 (Borrower and BII Financial Covenants) is in its entirety.

     f. Section the following: 6.6 (Borrower and Subsidiary Financial Covenants) is deleted and replaced with

          SECTION 6.6.1 Total Liabilities to Tangible Net Worth. The ratio of Total Liabilities to Tangible Net Worth shall not equal or exceed 0.40.

          SECTION 6.6.2 Net Income. The consolidated Net Income shall exceed $2,000,000 on a rolling four quarter basis, without a loss in any two
          (2) consecutive calendar year quarters (non-cash writeoffs shall be excluded from this calculation).

          SECTION 6.6.3 Capital Expenditures/Acquisitions. The aggregate of capital expenditures, loans, investments or advances to entities which are not or do not become a Guarantor (specifically to include BRL), or funds used for acquisitions shall not exceed $10,000,000 in any aggregate four (4) consecutive calendar year quarters, without Lender's prior written consent.

          SECTION 6.6.4 Borrower and Guarantor Financial Covenants. Borrower and Guarantor shall have combined assets that represent at least 80% of the assets of the Borrower and all of Borrower's subsidiaries.

     3. Representations and Warranties of Borrower. Borrower hereby represents and warrants to the Bank that the statements, representations and warranties made by Borrower in the Loan Agreement are true and correct in all material respects as of the date hereof.

     4. Affirmation. Except as expressly modified herein, the Loan Agreement, as amended, and all other documents related to the Revolving Credit Line
(collectively, the "Loan Documents") remain in full force and effect in accordance with the terms thereof. The Borrower hereby ratifies, confirms and approves all of the terms of the Loan Documents.

     5. Binding Effect. This Agreement shall be binding upon the parties hereto and their successors and assigns.

     6. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New Jersey.

     7. Guaranty. Digivision, Inc., by executing the Amended and Restated Unlimited Guaranty of Payment and Performance of same date, hereby guarantees the Borrower's obligations to Bank under the Loan Documents.


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


     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above


WITNESS/ATTEST:                              BORROWER:
BARRINGER TECHNOLOGIES INC.                  BARRINGER INSTRUMENTS INCORPORATED


By: /s/ Stanley Binder                       By: /s/ Stanley Binder
    ---------------------------------            -------------------------------
    Name:                                        Name:
    Title:                                       Title:

Attest: /s/ Richard S. Rosenfeld             Attest: /s/ Richard S. Rosenfeld
        -----------------------------                ---------------------------

BARRINGER RESEARCH LIMITED


By: /s/ Stanley Binder
    ---------------------------------
    Name:
    Title:

Attest: /s/ Richard S. Rosenfeld
        -----------------------------


DIGIVISION, INC.

By: /s/ Stanley Binder
    ---------------------------------
    Name:
    Title:

Attest: /s/ Richard S. Rosenfeld
        -----------------------------


FLEET BANK, N.A.

By: /s/ Craig W. Heal
    ---------------------------------
    Name: Craig W. Heal
    Title:  Vice President


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